Exhibit 31.2

CERTIFICATION BY GARY L. TILLETT

PURSUANT TO SECURITIES EXCHANGE ACT RULE 13A-14(a),

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary L. Tillett, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Walter Investment Management Corp. for the fiscal year ended December 31, 2013 (this “Report”); and

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

/s/ Gary L. Tillett
Gary L. Tillett
Executive Vice President and Chief Financial Officer
Date: August 14, 2014